MSS SERIES TRUST

CCA AGGRESSIVE RETURN FUND

RSKIX

October 9, 2020

Supplement to the Prospectus and Statement of Additional Information, both dated

March 27, 2020

The Board of Trustees (the “Board”) of MSS Series Trust (the “Trust”) has determined that it is in the best interest of shareholders to liquidate the CCA Aggressive Return Fund (the “Fund”), a series of the Trust, following a recommendation by the Fund’s investment adviser, Checchi Capital Advisers, LLC (the “Adviser”).

Effective immediately, the Fund is no longer accepting purchase orders for its shares and it will close effective November 20, 2020 (the “Closing Date”).  Shareholders may redeem Fund shares at any time prior to the Closing Date.  Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the Fund’s Prospectus.  Any shareholders that have not redeemed their shares of the Fund prior to the Closing Date will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.  If your Fund shares were purchased through a broker-dealer and are held in a brokerage account, redemption proceeds may be forwarded by the Fund directly to the broker-dealer for deposit into your brokerage account

Effective immediately, the Fund is no longer pursuing its investment objective. All holdings in the Fund’s portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash. Shareholders may continue to freely redeem their shares on each business day during the Fund’s liquidation process.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

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This supplement and the Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated March 27, 2020, provide information a prospective investor should know about the Fund and should be retained for future reference. Both the Prospectus and SAI have been filed with the Securities and Exchange Commission and are incorporated herein by reference. You may obtain the Prospectus or SAI without charge by calling the Fund at 1-800-595-4866.